UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 5, 2019

HARVARD BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

84 October Hill Road, Holliston, MA 01746
(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2019, Harvard Bioscience, Inc., or the Company, entered into a Second Amendment by and among the Company and certain subsidiaries of the Company parties thereto, as borrowers (collectively, the “Borrower”), certain subsidiaries of the Company parties thereto, as guarantors, various lenders party thereto, or the Lenders, and Cerberus Business Finance, LLC, as collateral agent for the Lenders. The Second Amendment is referred to herein as the Amendment. The Amendment modifies the Company’s Financing Agreement entered into on January 31, 2018, to among other things, increase the maximum leverage ratio and amount of restructuring and related costs to be excluded from consolidated EBITDA for certain periods, and decreases the minimum fixed charge coverage ratio. Additionally, pursuant to the Amendment, the applicable interest rate margin was modified to adjust based on the Company’s leverage ratio and the Company agreed to extend the prepayment penalty periods. The Amendment is effective for covenant calculations commencing with the period ended September 30, 2019, other than the change in minimum fixed charge coverage ratio which is effective beginning the three months ended December 31, 2019. A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2019, Harvard Bioscience, Inc. issued a press release announcing financial results for the three and nine months ended September 30, 2019 and the details of a related conference call to be held at 4:30 PM EST on November 5, 2019. The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index	Description

10.1*	Second Amendment to Financing Agreement, dated November 5, 2019, between Harvard Bioscience, Inc., each of the other borrowers named therein, the lenders party thereto, and Cerberus Business Finance, LLC.
99.1	Press release issued by Harvard Bioscience, Inc. on November 5, 2019.

*Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: November 5, 2019	By:	/s/ James Green
James Green
Chief Executive Officer